UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2006
JMG EXPLORATION, INC.
(Exact Name of Registrant as Specified in Charter)
Nevada
(State or Other Jurisdiction of Incorporation)

001-32438	20-1373949
(Commission File Number)	(IRS Employer Identification No.)
2200, 500–4th Avenue S.W.
Calgary, Alberta Canada T2P 2V6
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (403) 537-3250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Conditions
The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01.     Regulation FD
The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Exhibits

Number	Description
99.1	Press Release dated August 15, 2006

SIGNATURES
          In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JMG EXPLORATION, INC. (Registrant)
Dated: August 16, 2006	By:	signed “Marcia L. Johnston”
Title: General Counsel, JMG Exploration, Inc.